Tucker Anthony Capital Markets
                          Fourth Annual
                   Bank and Thrift Conference
                       September 22, 2000


                            GOLD BANC

                           OUR FOCUS:

              Building America's Premier Community
             Banking and Financial Services Company

                           OUR MODEL:

-    Local decision making;

- Embrace the social, civic and economic responsibilities of our communities (45 communities; 70 locations; 4 states);

- Focus on Main Street America (middle market customers with revenue of up to $200M);

-    Cross-sell Gold's financial products which include:

          - Banking (commercial, personal and Internet banking, insurance);

          - Asset and wealth management (retail brokerage, institutional sales, trust, investment advisory, asset management);

          - Networked financial services (technology-based products).

                  OUR FINANCIAL SERVICES MARKET

Florida:
     Brandenton
     Sarasota

Kansas:
     Clay Center
     Colby
     Leawood
     Marysville
     Oberlin
     Pittsburg
     Seneca
     Shawnee

Missouri:
     Kansas City
     St. Joseph

Oklahoma:
     Edmond
     El Reno
     Enid
     Guymon
     Kingfisher
     Tulsa


KEY MARKET AREAS
     - Johnson County, KS
     - Tulsa/Oklahoma City, OK
     - Sarasota/Bradenton, FL

                    MARKET SHARE IN KEY AREAS
                         State of Kansas

              COMMERCIAL BANK DEPOSIT MARKET SHARE
                         STATE OF KANSAS
                     (Dollars in thousands)


                                           DEPOSITS   MARKET SHARE
        HOLDING COMPANY NAME         BR.    JUN-99      JUNE-99

 1 BANK OF AMERICA CORP.             81   2,735,597      7.04%
 2 INTRUST FINANCIAL CORP.           54   1,807,623      4.65%
 3 COMMERCE BANCSHARES INC.          73   1,718,865      4.43%
 4 FIRSTAR CORP.                     43   1,337,427      3.44%
 5 VALLEY VIEW BANCSHARES, INC.      21   1,185,527      3.05%
 6 UMB FINANCIAL CORP.               35   1,116,701      2.88%
 7 FIRST NATIONAL OF NEBRASKA         6     771,005      1.99%
__________________________________________________________________

 8 GOLD BANC CORP.                   26     712,474      1.83%
__________________________________________________________________
 9 EMPRISE FINANCIAL CORPORATION     26     638,115      1.64%
10 SUNFLOWER BANKS, INC.             23     536,013      1.38%

                    MARKET SHARE IN KEY AREAS
                        STATE OF OKLAHOMA


              COMMERCIAL BANK DEPOSIT MARKET SHARE
                        State of Oklahoma
                     (Dollars in thousands)

                                                          MARKET
                                          DEPOSITS        SHARE
        HOLDING COMPANY NAME         BR.    JUN-99        JUNE-99

 1 BOK FINANCIAL CORP.               75   3,791,412      10.36%
 2 BANK OF AMERICA CORP.             73   2,243,823       6.13%
 3 BANK ONE CORP.                    42   2,233,995       6.10%
 4 BANCFIRST CORP.                   88   2,187,005       5.97%
 5 LOCAL FINANCIAL CORP.             54   1,652,757       4.52%
 6 ARVEST BANK GROUP, INC.           50   1,402,734       3.83%
 7 SOUTHWEST BANCORP INC.             7     823,613       2.25%
__________________________________________________________________

 8 GOLD BANC CORP.                   20     625,981       1.71%
__________________________________________________________________
 9 F & M BANCORPORATION               6     614,617       1.68%
10 DURANT BANCORP, INCORPORATED      15     570,535       1.56%

                    MARKET SHARE IN KEY AREAS
                     Manatee County, Florida


              COMMERCIAL BANK DEPOSIT MARKET SHARE
                     Manatee County, Florida
                     (Dollars in thousands)

                                                         MARKET
                                           DEPOSITS      SHARE
        HOLDING COMPANY NAME         BR.    JUN-99       JUNE-99

 1 BANK OF AMERICA CORP.             31   1,019,701     34.49%
 2 SOUTHTRUST CORP.                  14     288,657      9.76%
_________________________________________________________________

 3 GOLD BANC CORP.                    7     275,504      9.32%
_________________________________________________________________

 4 FIRST UNION CORP.                 14     207,631      7.02%
 5 REPUBLIC BANCSHARES INC.           7     203,581      6.89%
 6 REGIONS FINANCIAL CORP.            5     156,208      5.28%
 7 FIRST NATIONAL BANCSHARES          6     138,902      4.70%
   INC.
 8 HUNTINGTON BANCSHARES INC.         3      89,111      3.01%
 9 NORTHERN TRUST CORP.               3      83,861      2.84%
10 SUNTRUST BANKS INC.                4      76,512      2.59%

                   WHAT MAKES OUR MODEL WORK?

Customers have 24-hour a day access to us:

     -    in person;

     -    by telephone;

     -    by computer.

Customers receive responsive service:

     -    Decentralized decision making;

     - Centralized operational support and roll-out of new products and services allow our bankers to focus on sales and customer service;

                        OUR FUNDAMENTALS

               GROWTH, RETURNS AND BUILDING VALUE

                      GROWING TOTAL ASSETS
     (as reported, before pooling restatements in millions)

  1994     1995     1996**    1997      1998     1999     Jun-00

  $291     $333     $377      $515     $1,111   $1,407    $2,675

50% compound annual growth

** 75% CAGR in 3 years since IPO

                      INCREASING NET INCOME
     (as reported, before pooling restatements in millions)

 1994    1995    1996    1997     1998    1999   Jun-99   Jun-00
                                                       YTD

 $1.7    $1.2    $2.1    $3.7     $9.1    $12.9   $6.5     $13.5

50% compound annual growth

Note: 1999 and 2000 earnings are recurring income, without one-time charges

                    GROWING EARNINGS PER SHARE
           (as reported, before pooling restatements)

        1994    1995   1996    1997    1998   1999    Jun-    Jun-
                                                       99     00

EPS     $0.38  $0.24   $0.38   $0.39   $0.55  $0.75   $0.38   $0.36
Shares  4,026  4,127   4,493   9,725  16,707  17,237  17,257  37,769



15% Compound Annual Growth

Note:  1999 EPS uses recurring income, without one-time charges

                 DEVELOPING NON-INTEREST INCOME
           Non-Interest Income to Net Interest Income
           (as reported, before pooling restatements)


           1994    1995     1996    1997    1998    1999     Jun-00

Gold Banc  12.8%   22.8%    25.3%   16.0%   24.4%   43.6%    34.4%
Peer       19.1%   19.2%    18.6%   20.1%   22.6%   23.8%    25.2%

Peer group is all publicly traded commercial banks $1 billion to $5 billion in assets

                   ENHANCING RETURN ON ASSETS
           (as reported, before pooling restatements)

            Dec-1994 Dec-95   Dec-96  Dec-97  Dec-98   Dec-99  Jun-00

Gold Banc   0.62%     0.40%   0.61%    0.84%   0.93%   1.07%   1.06%
Peer        1.17%     1.14%   1.14%    1.14%   1.12%   1.13%   1.17%

Note: 1999 and 2000 ROA uses recurring income, without one-time charges

                    BUILDING RETURN ON EQUITY
           (as reported, before pooling restatements)

           Dec-1994  Dec-95  Dec-96   Dec-97  Dec-98   Dec-99  Jun-00

Gold Banc  14.72%     8.27%  11.19%    9.26%  11.59%   14.63%  16.11%
Peer       12.87%    12.53%  12.80%   12.98%  12.67%   13.75%  14.95%


Note: 1999 and 2000 ROE uses recurring income, without one-time charges

                 BUILDING OUR CORE DEPOSIT BASE
     (as reported, before pooling restatements in millions)

Dec-94   Dec-95    Dec-96   Dec-97    Dec-98   Dec-99    Jun-00**

$186     $226      $256     $419      $927     $1,087    $2,013

54% Compound Annual Growth

**   Time accounts > $100,000  $291
     Time accounts < $100,000  $860
     Savings and NOW accounts  $607
     Non-interest-bearing  $255

                CULTIVATING LENDING RELATIONSHIPS
     (as reported, before pooling restatements in millions)

Dec-94   Dec-95    Dec-96   Dec-97    Dec-98   Dec-99    Jun-00**

 $136     $164      $203     $346      $734     $946      $1,913

62% Compound Annual Growth

**   Consumer & Other     $155    8%
     Agricultural         $177    9%
     Commercial           $651   34%
     Real Estate          $930   49%

                           STRONG INTERNAL GROWTH
                             Loans and Deposits

INTERNAL LOAN
  GENERATION              1996      1997      1998        1999     YTD 6/00

Beginning total loans              202,630   346,165     734,116    946,250
New loans generated
  internally                        68,229    69,518     146,551     85,225
    - Growth rate
      (annualized
      for 2000)                         34%       20%         20%        18%
New loans through
  acquisitions                      75,306   318,433      65,582    881,357
Total loans, as
  reported               202,630   346,165   734,116     946,250  1,912,832

INTERNAL DEPOSIT
  GENERATION              1996      1997      1998        1999     YTD 6/00
Beginning total
  deposits                         255,656   419,139     926,687  1,086,537
New deposits
  generated
  internally                        57,712    85,483     119,694    (10,836)
    - Growth rate
      (annualized for
      2000)                             23%       20%         13%        -2%
New deposits
  through
  acquisitions                     105,771   422,065      40,156    937,831
Total deposits, as
  reported               255,656   419,139   926,687   1,086,537  2,013,532

Numbers are estimated based on loan and deposit totals by subsidiary

                       SAFEGUARDING ASSET QUALITY
                  Nonperforming Assets to Total Assets
               (as reported, before pooling restatements)


             1994    1995    1996     1997    1998    1999     Jun-00

Gold Banc    0.30%   0.72%   0.13%    0.31%   0.47%   0.39%    0.80%

Peer         0.49%   0.49%   0.44%    0.44%   0.37%   0.32%    0.33%

Peer Group is all publicly traded commercial banks $1 billion to $5 billion in assets

                       SAFEGUARDING ASSET QUALITY
                    Net Charge-Offs to Average Loans
               (as reported, before pooling restatements)


             1994    1995    1996     1997    1998    1999     Jun-00

Gold Banc    0.01%   0.41%   0.17%    -0.01%  0.21%   0.24%    0.12%


Peer         0.18%   0.23%   0.23%    0.25%   0.20%   0.19%    0.16%

Peer Group is all publicly traded commercial banks $1 billion to $5 billion in assets; 2000 figures are annualized

                  PEER GROUP PRICE PERFORMANCE
              (all publicly traded commercial banks
               $1 billion to $5 billion in assets)

                                  Gold Banc   Peer Median

Assets                            2,675,010    1,684,745
Deposits                          2,013,532    1,312,056
Core ROA                               1.06         1.17
Core ROE                              16.11        14.95
Non-int income/                       34.4%        25.2%
  Net interest income
Net charge-offs/loans                 0.12%        0.16%

PRICING RATIOS:
Price / 1999 Earnings                  6.93        12.40
Price / 2000 Earnings (est.)           7.02        10.76
Price / 2001 Earnings (est.)           5.96         9.67
Price / Book Value                   113.6%       152.4%

All prices as of September 15, 2000; data as of June 30, 2000.

                      JUNE 2000 HIGHLIGHTS
                Summary of Financial Performance

* New deals earned $0.21 for the quarter (analyst consensus).


(in thousands,       FOR THE THREE MONTHS              FOR THE THREE MONTHS
except per            ENDED JUNE 30, 2000               ENDED JUNE 30, 1999        % chg
share data)      EARNINGS    AVG SHRS     EPS      EARNINGS    AVG SHRS     EPS     EPS
QUARTER-TO-
DATE
PERFORMANCE

Actual net
  income,
  restated for
  poolings       $6,403      37,625      $0.17     $5,740       37,519     $0.15    11.2%

Impact of
  2000
  acquisitions,
  as restated,
  on Gold
  Banc's
  financial    ______________________
  state-       /                     /
  ments<F1>    /  4,272*     20,591* /              2,339       20,198
               /_____________________/
Performance
  of existing
  franchise,
  reported       $2,131      17,034      $0.13     $3,401       17,321     $0.20    -35.0%

Impact of
  purchase
  accounting
  acquisitions
  in the last
  twelve
  months<F2>        130         517

Performance
  of internal
  franchise,
  reported       $2,001      16,517      $0.12     $3,401       17,321     $0.20    -40.0%


<F1> Acquisitions are First Business Bancshares, CountryBanc
Holding Company and American Bancshares
<F2> Acquisitions is Linn County Bank

                      JUNE 2000 HIGHLIGHTS
                Summary of Financial Performance

- New acquisitions earned $4.3 million ($0.21 per share) for quarter, versus $2.3 million for 2Q99.

- "Same store" operations earned $2.0 million versus $3.4 million for 2Q99.

     -    Kansas banking $524K above 2Q99;

     -    Citizens Bank of Tulsa $990K below 2Q99;

     -    Mortgage operation had loss of $217K for quarter;

     -    Other non-bank businesses $301K below 2Q99;

                                JUNE 2000 HIGHLIGHTS
                           Franchise by Line of Business


                              GOLD BANC CORPORATION, INC.
                         FOR THE QUARTER ENDED JUNE 30, 2000
                                 (Dollars in thousands)

                         COMMUNITY BANKING
                   _____________________________   MORTGAGE   FINANCIAL   HOLDING
INCOME STATEMENT   KANSAS     OKLAHOMA   FLORIDA   BANKING    SERVICES    COMPANY    ELIM    TOTAL
                                                        (unaudited)


Interest income    $25,085    $16,990    $8,999    $1,048     $178        $160       $83     $52,543

Net interest
  income            12,007      8,789     3,738        12      101      (1,345)        0      23,301

Other income         1,518      1,609     1,309     1,486    2,409          (6)      (66)      8,259

Other expenses       6,888      5,688     2,386     1,715    2,358       1,339       (66)     20,307

Net income          $4,109     $2,612    $1,563     ($217)     $92     ($1,756)       $0      $6,403


Estimated ROA        1.30%      1.25%     1.33%                                                0.98%

Estimated ROE       14.61%     14.38%    26.45%                                               15.38%

                           OUR FUTURE
                 Gold Banc in the New Millennium

                      GOLD BANC CORPORATION
                    Organizational Structure


                            Gold Banc
                              Corp.
                                /
                                /
                                /
                   (Financial Holding Company)
                                /
                                /
       ___________________________________________________
      /                         /                        /
      /                         /                        /
    Gold                       Gold                    Gold
  Financial                  Community              Technologies
  Services                    Banking

                     GOLD COMMUNITY BANKING


-    Products and services:

     -    Commercial, personal and Internet banking, insurance.

-    Customers have access to community banking:

     -    in person (financial service centers);

     -    by telephone (with personal service);

     -    on the Internet (www.goldbankonline.com).

-    Local decision makers affecting relationships.

                     GOLD FINANCIAL SERVICES

-    Products and services:

     - Retail brokerage, institutional sales, trust, investment advisory, asset management.

-    Customers have access to financial services:

     -    in person (financial service centers);

     -    by telephone (personal service);

     -    on the Internet (www.goldbankonline.com).

                     GOLD FINANCIAL SERVICES
                         1999 Highlights

-    TRUST SERVICES: $2.2M in gross revenue.

-    ASSET MANAGEMENT: $3.6M in gross revenue.

-    RETAIL BROKERAGE: $600K in gross revenue.

-    INSURANCE:  $4.6M in premiums written.



-    Approximately $700 million in total assets under management
     ($400M discretionary).

                     GOLD FINANCIAL SERVICES
               Historical Top Line Revenue Growth

                            INSURANCE
                         (in thousands)

          1997               1998              1999
         $2,580             $4,010            $4,640


                            BROKERAGE
                         (in thousands)

         1997                1998              1999
        $2,072              $3,796            $4,228


                              TRUST
                         (in thousands)

         1997                1998              1999
        $1,929              $1,862            $2,129

Revenue figures are subsidiary-specific and include activity both before and after being acquired by Gold.

                        GOLD TECHNOLOGIES
                     Our E-Commerce Strategy

- We are partnering with major service providers to bring cutting edge technology to Gold business customers, and have multiple partnerships to provide a variety of e-commerce solutions.

- We are delivering a "business services" package of products that includes:

     -    Electronic settlement;

     -    Cash Management products and services;

     -    Internet banking;

     -    Network solutions provider;

          - Web site development, hosting, consulting, which includes Application Service Provider;

- We see opportunities for further affiliations, joint ventures and potential acquisitions of service providers.

                        GOLD TECHNOLOGIES
                    Annual Operating Revenue


                          Total Revenue
                      CompuNet Engineering
                         (in thousands)

       1997                1998              1999
     $2,276.2            $3,795.8          $3,804.7

                   FORWARD LOOKING INFORMATION

The presentation may contain comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements or materials. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings cannot be fully realized within the expected time frame;
(2) revenues are lower than expected; (3) competitive pressures among depository institutions increase significantly; 94) cost or difficulties related to the integration of organizations acquired are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in states in which the company will be doing business are less favorable than expected; and (7) legislation or regulatory changes adversely affect the business in which the company would be engaged.